EXHIBIT 99.1

                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                             CHIEF FINANCIAL OFFICER

         I, David C. Meltzer, Chief Executive Officer and Chief Financial Officer of PC-EPhone, Inc., a Nevada corporation (the "Company"), do hereby certify, in accordance with 18 U.S.C. Section 1350, as created pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                           PC-EPHONE, INC.


Dated: September 4 , 2002                  By: /s/  David C. Meltzer
                                               ------------------------------
                                               David. C. Meltzer
                                               Chief Executive Officer and
                                               Chief Financial Officer